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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ----------------


                           AMERICAN VANTAGE COMPANIES
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                      0-10061                  04-2709807
            ------                      -------                  ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


        4735 S. Durango Dr., Suite #105, Las Vegas, Nevada           89147
        --------------------------------------------------           -----
              (Address of Principal Executive Offices)            (Zip Code)


         Registrant's telephone number, including area code:    (702) 227-9800
                                                                --------------


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Number   Exhibit -

99.1     Press release, dated October 20, 2003  *


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* Filed herewith.



Item 12.   Results of Operations and Financial Conditions.

         On October 20, 2003, American Vantage Companies (the "Company") issued a press release announcing its consolidated financial results for the fiscal year ended July 31, 2003. A copy of the Company's earnings press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN VANTAGE COMPANIES


Date:  October 20, 2003                   By: /s/ Ronald J. Tassinari
                                              ---------------------------
                                              Ronald J. Tassinari
                                              President and Chief Executive
                                              Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description
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     99.1       Press release dated October 20, 2003